UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020 (July 21, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On July 21, 2020, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended June 30, 2020. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.
NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Core non-interest expense:
Total non-interest expense	$31,805	$34,325	$38,876	$66,130	$70,736
Less: acquisition-related expenses	47	30	6,770	77	7,023
Less: pension settlement charges	151	368	—	519	—
Less: severance expenses	79	13	—	92	—
Less: COVID-19 expenses	918	140	—	1,058	—
Core non-interest expense	$30,610	$33,774	$32,106	$64,384	$63,713

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Efficiency ratio:
Total non-interest expense	31,805	$34,325	38,876	66,130	70,736
Less: amortization of other intangible assets	728	729	824	1,457	1,518
Adjusted non-interest expense	$31,077	$33,596	$38,052	$64,673	$69,218

Total non-interest income	$14,664	$15,737	$15,289	$30,401	$30,718
Less: net gain (loss) on investment securities	62	319	(57)	381	(27)
Less: net loss on asset disposals and other transactions	(122)	(87)	(293)	(209)	(475)
Total non-interest income, excluding net gains and losses	$14,724	$15,505	$15,639	$30,229	$31,220

Net interest income	$34,860	$34,636	$36,049	$69,496	$69,963
Add: fully tax-equivalent adjustment (a)	269	272	267	541	467
Net interest income on a fully tax-equivalent basis	$35,129	$34,908	$36,316	$70,037	$70,430

Adjusted revenue	$49,853	$50,413	$51,955	$100,266	$101,650

Efficiency ratio	62.34%	66.64%	73.24%	64.50%	68.09%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$30,610	$33,774	$32,106	$64,384	$63,713
Less: amortization of other intangible assets	728	729	824	1,457	1,518
Adjusted core non-interest expense	$29,882	$33,045	$31,282	$62,927	$62,195

Adjusted revenue	$49,853	$50,413	$51,955	$100,266	$101,650

Efficiency ratio adjusted for non-core items	59.94%	65.55%	60.21%	62.76%	61.19%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

(Dollars in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019

Tangible equity:
Total stockholders' equity	$569,177	$583,721	$594,393	$588,533	$579,022
Less: goodwill and other intangible assets	176,625	177,447	177,503	179,126	176,763
Tangible equity	$392,552	$406,274	$416,890	$409,407	$402,259

Tangible assets:
Total assets	$4,985,819	$4,469,120	$4,354,165	$4,396,148	$4,276,376
Less: goodwill and other intangible assets	176,625	177,447	177,503	179,126	176,763
Tangible assets	$4,809,194	$4,291,673	$4,176,662	$4,217,022	$4,099,613

Tangible book value per common share:
Tangible equity	$392,552	$406,274	$416,890	$409,407	$402,259
Common shares outstanding	19,925,083	20,346,843	20,698,941	20,700,630	20,696,041

Tangible book value per common share	$19.70	$19.97	$20.14	$19.78	$19.44

Tangible equity to tangible assets ratio:
Tangible equity	$392,552	$406,274	$416,890	$409,407	$402,259
Tangible assets	$4,809,194	$4,291,673	$4,176,662	$4,217,022	$4,099,613

Tangible equity to tangible assets	8.16%	9.47%	9.98%	9.71%	9.81%

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands, except per share data)	2020	2020	2019	2020	2019

Pre-provision net revenue:
Income (loss) before income taxes	$5,885	$(921)	$11,836	$4,964	$29,582
Add: provision for credit losses (a)	11,834	16,969	626	28,803	363
Add: net loss on OREO	—	17	24	17	49
Add: net loss on investment securities	—	—	57	—	27
Add: net loss on other assets	145	70	274	215	431
Add: net loss on other transactions	—	—	—	—	—
Less: recovery of credit losses (a)	—	—	—	—	—
Less: net gain on OREO	1	—	—	1	—
Less: net gain on investment securities	62	319	—	381	—
Less: net gain on other transactions	22	—	5	22	5
Pre-provision net revenue	$17,779	$15,816	$12,812	$33,595	$30,447
Total average assets	$4,828,016	$4,381,627	$4,239,779	$4,604,821	$4,113,403

Pre-provision net revenue to total average assets (annualized)	1.48%	1.45%	1.21%	1.47%	1.49%

Weighted-average common shares outstanding – diluted	19,858,880	20,538,214	20,442,366	20,183,222	19,972,350
Pre-provision net revenue per common share – diluted	$0.89	$0.77	$0.62	$1.66	$1.51
(a) On January 1, 2020, Peoples adopted ASU 2016-13 and adopted the CECL model. Prior to the adoption of CECL, the provision for (recovery of) credit losses was the "provision for (recovery of) loan losses." The provision for credit losses includes changes related to the allowance for credit losses on loans, which includes purchased credit deteriorated loans, held-to-maturity investment securities, and the unfunded commitment liability.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Annualized net income (loss) adjusted for non-core items:
Net income (loss)	$4,749	$(765)	$9,598	$3,984	$23,967
Add: net loss on investment securities	—	—	57	—	27
Less: tax effect of loss on investment securities (a)	—	—	12	—	6
Less: net gain on investment securities	62	319	—	381	—
Add: tax effect of net gain on investment securities (a)	13	67	—	80	—
Add: net loss on asset disposals and other transactions	122	87	293	209	475
Less: tax effect of net loss on asset disposals and other transactions (a)	26	18	62	44	100
Add: acquisition-related expenses	47	30	6,770	77	7,023
Less: tax effect of acquisition-related expenses (a)	10	6	1,422	16	1,475
Add: pension settlement charges	151	368	—	519	—
Less: tax effect of pension settlement charges (a)	32	77	—	109	—
Add: severance expenses	79	13	—	92	—
Less: tax effect of severance expenses (a)	17	3	—	20	—
Add: COVID-19 expenses	918	140	—	1,058	—
Less: tax effect of COVID-19 (a)	193	29	—	222	—
Net income (loss) adjusted for non-core items (after tax)	$5,739	$(512)	$15,222	$5,227	$29,911

Days in the period	91	91	91	182	181
Days in the year	366	366	365	366	365
Annualized net income (loss)	$19,100	$(3,077)	$38,497	$8,012	$48,331
Annualized net income (loss) adjusted for non-core items (after tax)	$23,082	$(2,059)	$61,055	$10,511	$60,318
Return on average assets:
Annualized net income (loss)	$19,100	$(3,077)	$38,497	$8,012	$48,331
Total average assets	$4,828,016	$4,381,627	$4,239,779	$4,604,821	$4,113,403
Return on average assets	0.40%	(0.07)%	0.91%	0.17%	1.17%
Return on average assets adjusted for non-core items:
Annualized net income (loss) adjusted for non-core items (after tax)	$23,082	$(2,059)	$61,055	$10,511	$60,318
Total average assets	$4,828,016	$4,381,627	$4,239,779	$4,604,821	$4,113,403
Return on average assets adjusted for non-core items	0.48%	(0.05)%	1.44%	0.23%	1.47%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Annualized net income (loss) excluding amortization of other intangible assets:
Net income (loss)	$4,749	$(765)	$9,598	$3,984	$23,967
Add: amortization of other intangible assets	728	729	824	1,457	1,518
Less: tax effect of amortization of other intangible assets (a)	153	153	173	306	319
Net income (loss) excluding amortization of other intangible assets (after tax)	$5,324	$(189)	$10,249	$5,135	$25,166

Days in the period	91	91	91	182	181
Days in the year	366	366	365	366	365
Annualized net income (loss)	$19,100	$(3,077)	$38,497	$8,012	$48,331
Annualized net income (loss) excluding amortization of other intangible assets (after tax)	$21,413	$(760)	$41,109	$10,326	$50,749

Average tangible equity:
Total average stockholders' equity	$572,141	$596,246	$564,992	$584,193	$544,706
Less: average goodwill and other intangible assets	177,012	177,984	175,169	177,498	168,458
Average tangible equity	$395,129	$418,262	$389,823	$406,695	$376,248

Return on average stockholders' equity ratio:
Annualized net income (loss)	$19,100	$(3,077)	$38,497	$8,012	$48,331
Average stockholders' equity	$572,141	$596,246	$564,992	$584,193	$544,706

Return on average stockholders' equity	3.34%	(0.52)%	6.81%	1.37%	8.87%

Return on average tangible equity ratio:
Annualized net income (loss) excluding amortization of other intangible assets (after tax)	$21,413	$(760)	$41,109	$10,326	$50,749
Average tangible equity	$395,129	$418,262	$389,823	$406,695	$376,248

Return on average tangible equity	5.42%	(0.18)%	10.55%	2.54%	13.49%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01.  Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 21, 2020 to discuss results of operations for the quarter ended June 30, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 24, 2020	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer